2010 Third Quarter Earnings Call
November 11, 2010
Exhibit 99.2

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information
FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward-
looking statements. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, the
Company cautions you not to place undue reliance on these statements. For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q.
ADJUSTED EBITDA STATEMENT
We refer to the term “Adjusted EBITDA” in various places throughout this presentation. Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments. Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations, amounts payable pursuant to the management agreement with AEA Investors and the impairment charge for goodwill and other intangibles. In addition, consolidated net income is adjusted to exclude certain items, including certain nonrecurring or unusual charges. Please see the Company’s December 31, 2009 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.
While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above. Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP. In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures. In addition, you are cautioned not to place undue reliance on Adjusted EBITDA. For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International
Headquartered in Scranton, Pennsylvania, CPG International is a leading supplier of premium, low-maintenance building products designed to replace wood, metal and other materials in the residential, commercial and industrial markets. With a focus on manufacturing excellence, proprietary technologies and quality, CPG has introduced products through distribution networks to sizable markets increasingly converting to low maintenance materials. The Company has developed and acquired a number of branded products including AZEK® Trim, AZEK® Deck, AZEK®
Moulding, AZEK® Rail, AZEK® Porch, Comtec and Hiny Hiders® bathroom partition systems, and TuffTec™ locker systems. For additional information on CPG please visit our web site at http:// www.cpgint.com.
Please note:
To access the conference call, please dial (866) 863-6818, and use conference ID code 20406218. An encore presentation will be available for
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conference ID code 20406218.

2010 Third Quarter Financial Highlights
• Market Conditions: Stabilizing residential and industrial construction markets
  Commercial markets continue to decline versus prior year
• Revenue: $96.6mm Q3 2010 vs. $78.4mm in Q3 2009, up 23.2%
 – AZEK and Vycom growth offset decline in Scranton
 Products
• Gross Margin: 31.2% Q3 2010 vs. 35.8% in Q3 2009
 – Material cost increases versus 2009 impacting gross
 margin
• SG&A: $14.4mm Q3 2010 vs. $14.1mm in Q3 2009
 – SG&A as a percent of net sales decreased to 14.9%
   from 18.0%
• Adjusted EBITDA: Up 6.9% to $21.3mm
 – 22.1% Adjusted EBITDA margin
• Net Income/Loss: $7.5mm net income in Q3 2010, compared to $6.0mm in Q3 2009
Quarter Highlights

Revenue
($ in millions)

AZEK
Scranton Products
Vycom
YOY $18.2
Or 23.2%
$78.4
$10.3
$18.4
$49.7
$44.7
$9.4
$11.2
$24.1
$94.7
$12.6
$13.2
$68.9
$85.7
$14.6
$16.9
$54.2
$96.6
$15.3
$17.3
$64.0
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

AZEK
Scranton Products
Vycom
ASP
$1.52
$1.49
$1.43
$1.52
$1.52
51.7
8.5
7.0
36.2
30.0
7.8
4.1
18.1
66.4
11.0
4.9
50.5
56.4
12.3
6.4
37.7
63.8
12.7
6.6
44.5
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Quarterly Revenue
Financial Overview
Volume & ASP
(lbs in millions)
YOY 12.1
Or 23.4%

Adjusted EBITDA
Margin
$20.0
$5.4
$21.3
$17.3
$21.3
25.5%
12.0%
22.5%
20.1%
22.1%
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Gross Margin
SG&A
35.8%
36.6%
31.2%
34.1%
30.9%
31.2%
18.0%
17.3%
14.9%
15.2%
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Quarterly Earnings
Financial Overview
Adjusted EBITDA
($ in millions)
Gross Margin and SG&A
(% of revenue)
YOY $1.4
Or 6.9%

Pro Forma Adj. EBITDA
($ in millions)

$222.2
$277.0
YTD '09
YTD '10

$55.5
$59.9
YTD '09
YTD '10

7

Year to Date Performance
Financial Overview
Revenue / Pro Forma
($ in millions)
YOY $4.4
Or 7.9%
YOY $54.8
Or 24.7%

$2.2
$2.2
$3.5
$3.8
$3.4
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
$7.4
$7.3
$21.8
$17.0
$14.4
$6.3
$6.3
2003
2004
2005
2006
2007
2008
2009
2010

Capital Expenditures
Financial Overview
YOY $1.3
Or 57.9%
Quarter Cap Ex
($ in millions)
Historical Cap Ex
($ in millions)
 $15-$20

Days
$27.6
$45.9
$34.0
$37.2
$36.0
50
141
48
57
49
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Days
$27.7
$14.2
$58.0
$30.4
$31.1
32
28
56
32
29
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

% TTM Rev
$22.8
$20.5
$58.9
$26.6
$25.6
8.5%
7.7%
15.6%
7.7%
6.6%
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Working Capital Management
Financial Overview
YOY $8.4
Or 30.6%
Inventory and Inv Days(1)
($ in millions)
AR and AR Days(1)
($ in millions)
YOY $3.4
Or 12.3%
Inv/AR/Prepaid less AP/Accrued
($ in millions)
Footnote:
(1) Based on trailing three months annualized

$264.5
$262.9
$298.5
$258.2
$254.2
4.7x
4.3x
4.9x
4.0x
3.9x
Net Debt
Net Debt/Adj.EBITDA
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Cash
Available Revolver
$71.0
$68.4
$63.6
$85.5
$89.3
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10

Liquidity Position
Financial Overview
Net Debt(1) & Net Debt/Adj. EBITDA(2)
($ in millions)
Liquidity(3)
($ in millions)
• Liquidity position at $89.3mm
• Trailing Twelve Month September 30, 2010 Adjusted EBITDA of
 $65.3mm
Footnotes:
(1) Net debt defined as total debt and capital lease obligations less cash
(2) Trailing twelve month adjusted EBITDA as defined in Credit Agreements
(3) Liquidity defined as cash as of 9/30/10 plus availability under our revolver

Low
High
$62mm
$67mm
2010 Guidance
2010 Adjusted EBITDA Guidance(1)
(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported in 2009.

APPENDIX

(Dollars in thousands)		Year Ended December 31, 2009		Add: Nine Months Ended September 30, 2010		Less: Nine Months Ended September 30, 2009		Twelve Months Ended September 30, 2010
Net (loss) income	$	(10,306)	$	13,451	$	(975)	$	4,120
Interest expense, net		31,347		23,204		23,722		30,829
Income tax (benefit) expense		(111)		4,943		285		4,547
Depreciation and amortization		21,604		15,965		15,996		21,573
EBITDA		42,534		57,563		39,028		61,069
Impairment of goodwill and long-lived assets		14,408		599		14,408		599
Lease termination fees		657		19		—		676
Relocation and hiring costs		474		82		110		446
Management fee and expenses		1,740		1,170		1,345		1,565
Severance costs		412		35		367		80
Non-cash compensation charge		97		24		50		71
Loss on disposal of fixed assets		525		340		143		722
Registration expenses related to Notes		26		51		26		51
Adjusted EBITDA	$	60,873	$	59,883	$	55,477	$	65,279

Net Income to Adjusted EBITDA Reconciliation
Appendix

Quarterly Volume Information
Appendix
(lbs in thousands)	Q1 2010	Q2 2010	Q3 2010	YTD
AZEK Building Products	50,502	37,728	44,507	132,737
Scranton Products	4,948	6,368	6,575	17,891
Vycom Industrial	10,973	12,281	12,676	35,930
Total	66,423	56,377	63,758	186,558

(lbs in thousands)	Q1 2009	Q2 2009	Q3 2009	YTD
AZEK Building Products	44,938	23,433	36,171	104,542
Scranton Products	6,581	8,121	6,977	21,679
Vycom Industrial	6,662	7,047	8,532	22,241
Total	58,181	38,601	51,680	148,462

	% Change to prior year
	Q1 2010	Q2 2010	Q3 2010	YTD
AZEK Building Products	12.4%	61.0%	23.0%	27.0%
Scranton Products	-24.8%	-21.6%	-5.8%	-17.5%
Vycom Industrial	64.7%	74.3%	48.6%	61.5%

Total	14.2%	46.1%	23.4%	25.7%

CPG INTERNATIONAL
Building Products. Better.

CPG INTERNATIONAL
Building Products. Better.

AZEK® Building Products

SCRANTON PRODUCTS™
Worry-Free Brands. Your Every Need.™

VYCOM

AZEK® Trim
AZEK® Moulding
AZEK® Deck
AZEK® Porch
AZEK® Rail

COMTEC INDUSTRIES

HINY HIDERS® Santana Products

CAPITOL PARTITIONS INC.

TUFFTEC® LOCKERS

CELTEC
SANATEC
FLAMETEC
PLAYBOARD
SEABOARD
CORRTEC

CPG